UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

July 11, 2022

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GPS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2022, The Gap, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original 8-K") announcing the appointment of Bob L. Martin as the Company's Interim Chief Executive Officer. This Current Report on Form 8-K/A amends the Original 8-K to include information about Mr. Martin's compensatory arrangements and a long-term equity incentive award which were entered into and granted, respectively, in connection with his appointment as Interim Chief Executive Officer.

On August 1, 2022, Mr. Martin and the Company entered into an at-will offer letter (the "Offer Letter"). Pursuant to the Offer Letter, Mr. Martin will receive an annual base salary of $1,400,000 and will be eligible for an annual target bonus equal to 100% of his base salary, prorated to his start date. Contingent on his continued service as Interim Chief Executive Officer, Mr. Martin will also be eligible to receive quarterly long-term equity incentive awards in the form of restricted stock units at an aggregate value of $1,950,000 for each quarter. The foregoing summary is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

On August 1, 2022, Mr. Martin received an award of 292,134 restricted stock units, representing Mr. Martin's long-term equity incentive award for July 2022 and the third quarter of 2022. The restricted stock units will vest 100% on the one-year anniversary of the grant date, subject to Mr. Martin's continued service as an employee, director or consultant for the Company. In the event of Mr. Martin's termination of service by the Company other than for cause, death or disability, or if Mr. Martin is not reelected as a director by the Company's shareholders, any unvested restricted stock units will automatically vest. In the event of any other termination of service, any unvested restricted stock units will be cancelled and forfeited.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Letter Agreement dated August 1, 2022 by and between Bob L. Martin and the Registrant

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.

Date: August 3, 2022	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President and
Chief Legal and Compliance Officer